  As filed with the Securities and Exchange Commission on September 21, 2000
                                                      Registration No. 333-

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           -----------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                           -----------------------

                       FOCAL COMMUNICATIONS CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                 Delaware                                      36-4167094
(State or Other Jurisdiction of Incorporation)       (I.R.S. Employer Identification No.)

                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                   (Address of Principal Executive Offices)

        Amended and Restated 1998 Equity and Performance Incentive Plan
                           (Full Title of the Plan)

                           -----------------------

                               Joseph A. Beatty
             Executive Vice President and Chief Financial Officer
                       Focal Communications Corporation
                     200 North LaSalle Street, Suite 1100
                            Chicago, Illinois 60601
                    (Name and Address of Agent For Service)

                                (312) 895-8400
         (Telephone Number, Including Area Code, of Agent For Service)

                                With a copy to:
                             Elizabeth C. Kitslaar
                          Jones, Day, Reavis & Pogue
                                77 West Wacker
                         Chicago, Illinois 60601-1692
                                (312) 269-4114

                           -----------------------

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                Proposed          Proposed
                                                                Maximum            Maximum
                                            Amount To Be     Offering Price       Aggregate           Amount Of
  Title Of Securities To Be Registered     Registered/(1)/   Per Share/(2)/   Offering Price/(2)/  Registration Fee
---------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.01 per share   10,282,000 shares      $20.81           $213,968,420        $56,488.00
=====================================================================================================================

(1) In accordance with General Instruction E to Form S-8, a filing fee is being paid only with respect to the 10,282,000 additional securities being registered pursuant to this registration statement. 1,768,000 shares of the registrant's Common Stock were previously registered in the registrant's registration statement on Form S-8 filed on August 2, 1999 (Reg. No. 333-84261) and the registration fee with respect to those securities has previously been paid.

(2) Estimated solely for the purpose of calculating the amount of the registration fee, pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of high and low sale prices of the shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the Nasdaq Stock Market's National Market on September 18, 2000.

================================================================================

                     Registration of Additional Securities

     In accordance with General Instruction E to Form S-8, this registration statement on Form S-8 is being filed solely to register 10,282,000 additional shares of the registrant's Common Stock, par value $.01 per share, which shares are to be issued pursuant to the registrant's Amended and Restated 1998 Equity and Performance Incentive Plan in accordance with the terms of the plan. Accordingly, this filing consists only of the facing page of the registration statement, this paragraph, the signature page and required consents. The contents of the filing of the registration statement on Form S-8 to which this registration statement relates (SEC File No. 333-84261), filed August 2, 1999, are incorporated in this filing by reference.

Item 8.  Exhibits

Exhibit Number  Description
--------------  -----------

4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit No. 3.3 to the Company's Registration Statement on Form S-1 originally filed with the Commission on May 7, 1999 (Registration No. 333-77995) (the "S-1"))*

4.2 Amendment to the Certificate of Incorporation (incorporated by reference to Exhibit No. 3.1 to the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2000, originally filed with the Commission on August 14, 2000)

4.3 Amended and Restated By-Laws (incorporated by reference to Exhibit No. 3.5 to the S-1)*

4.4 Indenture with Harris Trust and Savings Bank, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.1 to the Company's Registration Statement on Form S-4 originally filed with the Commission on August 13, 1998 (Registration No. 333-49397) (the "S-4"))*

4.5 Initial Global 12.125% Senior Discount Note Due February 15, 2008, dated February 18, 1998 (incorporated by reference to Exhibit No. 4.2 of the S-4)*

4.6 Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.5 of the S-4)*

4.7 Amendment No. 1 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated January 23, 1998 (incorporated by reference to Exhibit No. 4.6 of the S-4)*

Exhibit Number  Description
--------------  -----------

4.8 Amendment No. 2 to Stock Purchase Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.8 to the Company's Quarterly Report on Form 10-Q for the period ending September 30, 1998, originally filed with the Commission on November 16, 1998 (the "3rd Quarter 1998 10-Q"))*

4.9 Vesting Agreement with Madison Dearborn Capital Partners, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)*

4.10            Vesting Agreement with Frontenac VI, L.P., Brian F. Addy, John
                R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No.
                4.2 of the 3rd Quarter 1998 10-Q)*

4.11            Vesting Agreement with Battery Ventures III, L.P., Brian F.
                Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of November 27, 1996 (incorporated by reference to Exhibit No. 4.3 of the 3rd Quarter 1998 10-Q)*

4.12 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.4 of the 3rd Quarter 1998 10-Q)*

4.13 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.5 of the 3rd Quarter 1998 10-Q)*

4.14 Amendment No. 1 to Vesting Agreement and Consent as of August 21, 1998, between the Company and Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.6 of the 3rd Quarter 1998 10-Q)*

4.15 Form of Restricted Stock Agreement, dated September 30, 1998 between the Company and each of Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor, Jr. (incorporated by reference to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)*

Exhibit Number  Description
--------------  -----------

4.16 Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.11 of the S-4)*

4.17 Amendment No. 1 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of July 7, 1998 (incorporated by reference to Exhibit No. 4.9 of the 3rd Quarter 1998 10-Q)*

4.18 Amendment No. 2 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.10 of the 3rd Quarter 1998 10-Q)*

4.19 Amendment No. 3 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of February 16, 1999 (incorporated by reference to Exhibit No. 4.16 to the Company's Annual Report on Form 10-K for year ended December 31, 1998 originally filed with the Commission on March 31, 1998 (the "1998 10-K"))*

4.20            Executive Stock Agreement and Employment Agreement with Brian F.
                Addy, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.12 of the S-4)*

4.21            Executive Stock Agreement and Employment Agreement with John R.
                Barnicle, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.13 of the S-4)*

4.22            Executive Stock Agreement and Employment Agreement with Joseph
                A. Beatty, dated November 27, 1996 (incorporated by reference to Exhibit No. 4.14 of the S-4)*

4.23            Executive Stock Agreement and Employment Agreement with Robert
                C. Taylor, Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.15 of the S-4)*

4.24 Amendment No. 1 to Executive Employment Agreement and Consent with Brian F. Addy, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)*

4.25 Amendment No. 1 to Executive Employment Agreement and Consent with John R. Barnicle, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.12 of the 3rd Quarter 1998 10-Q)*

Exhibit Number  Description
--------------  -----------

4.26 Amendment No. 1 to Executive Employment Agreement and Consent with Joseph Beatty, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)*

4.27 Amendment No. 1 to Executive Employment Agreement and Consent with Robert C. Taylor, dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.14 of the 3rd Quarter 1998 10-Q)*

4.28 Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated November 27, 1996 (incorporated by reference to Exhibit No. 4.16 of the S-4)*

4.29 Amendment No. 1 to Registration Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty, and Robert C. Taylor Jr., dated as of August 21, 1998 (incorporated by reference to Exhibit No. 4.15 of the 3rd Quarter 1998 10-Q)*

4.30 Amendment No. 4 to Stockholders Agreement with Madison Dearborn Capital Partners, L.P., Frontenac VI, L.P., Battery Ventures III, L.P., Brian F. Addy, John R. Barnicle, Joseph Beatty and Robert C. Taylor, Jr., dated as of May 21, 1999 (incorporated by reference to Exhibit No. 4.27 of the S-1)*

4.31 Restricted Shares Agreement with Michael L. Mael, effective as of January 31, 2000 (incorporated by reference to Exhibit No.
                4.1 to the Company's Quarterly Report on Form 10-Q for the period ending March 31, 2000, originally filed with the Commission on May 12, 2000 (the "1st Quarter 2000 10-Q")

4.32 Executive Employment Agreement with Michael L. Mael, dated as of January 8, 2000 (incorporated by reference to Exhibit No. 10.1 of the 1st Quarter 2000 10-Q)

4.33 Indenture with Harris Trust and Savings Bank, dated January 12, 2000 (incorporated by reference to Exhibit No. 4.28 to the Company's Registration Statement on Form S-4 originally filed with the Commission on April 10, 2000 (Registration No. 333-34480) (the "2000 S-4"))

4.34 Form of 11 7/8% Senior Note due January 15, 2010 No. 1 (CUSIP No. 344155AD8) (incorporated by reference to Exhibit No. 4.29 to the 2000 S-4)

4.35 Form of 11 7/8% Senior Note due January 15, 2010 No. 2 (CUSIP No. U3143AB4) (incorporated by reference to Exhibit No. 4.30 to the 2000 S-4)

Exhibit Number  Description
--------------  -----------

4.36 Exchange and Registration Agreement with Salomon Smith Barney Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Morgan Stanley & Co. Incorporated, TD Securities (USA) Inc. and Banc of America Securities LLC, dated January 12, 2000 (incorporated by reference to Exhibit No. 4.31 to the 2000 S-4)

4.37 Form of Exchange Agent Agreement with Harris Trust and Savings Bank (incorporated by reference to Exhibit No. 4.33 to the 2000 S-4)

4.38 Credit and Guaranty Agreement, dated as of August 25, 2000, among Focal Communications Corporation, Focal Financial Services, Inc., Certain Subsidiaries of Focal Communications Corporation, Various Lenders, Goldman Sachs Credit Partners L.P., Salomon Smith Barney Inc., Citibank, N.A. and Bank of America, N.A. (incorporated by reference to Exhibit No. 4.38 to the Company's Registration Statement on Form S-8 originally filed with the Commission on September 21, 2000 (Registration No. 333-46302))

4.39            Amended and Restated 1998 Equity and Performance Incentive Plan

4.40 Form of Non-Qualified Stock Option Agreement for use in connection with the 1998 Equity and Performance Incentive Plan (incorporated by reference to Exhibit No. 4.40 to the Company's Registration Statement on Form S-8 originally filed with the Commission on August 2, 1999 (Registration No. 333-84261) (the "S-8"))

5.1             Opinion of Jones, Day, Reavis & Pogue

23.1            Consent of Jones, Day, Reavis & Pogue (included in  5.1)

23.2            Consent of Independent Public Accountants

24.1            Power of Attorney (incorporated by reference to Exhibit No. 24.1 to the S-8)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on September 21, 2000.


                                FOCAL COMMUNICATIONS CORPORATION


                                By:   /s/  Robert C. Taylor, Jr.
                                   ---------------------------------------------
                                           Robert C. Taylor, Jr.
                                           President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.



              Signature                              Title                        Date
              ---------                              -----                        ----
   /s/ Robert C. Taylor, Jr.           Director, President and Chief       September 21, 2000
-----------------------------
       Robert C. Taylor, Jr.           Executive Officer (Principal
                                       Executive Officer)


   /s/ John R. Barnicle*               Director, Executive Vice            September 21, 2000
-----------------------------          President and Chief Operating
        John R. Barnicle               Officer


  /s/ Joseph A. Beatty                 Director, Executive Vice            September 21, 2000
-----------------------------          President
       Joseph A. Beatty                and Chief Financial Officer
                                       (Principal Financial Officer)


 /s/ Gregory J. Swanson                Controller (Principal Accounting    September 21, 2000
-----------------------------          Officer)
      Gregory J. Swanson

  /s/  James E. Crawford, III*         Director                            September 21, 2000
-------------------------------
   James E. Crawford, III


  /s/  John A. Edwardson*              Director                            September 21, 2000
--------------------------------
        John A. Edwardson


  /s/  James N. Perry, Jr.*            Director                            September 21, 2000
---------------------------------
        James N. Perry, Jr.


  /s/  Paul G. Yovovich*               Director                            September 21, 2000
---------------------------------
        Paul G. Yovovich

* Renee M. Martin, the undersigned attorney-in-fact, by signing her name hereto, does hereby sign and execute this Registration Statement on behalf of the above indicated Registrant and officers and directors thereof (constituting a majority of the directors) pursuant to a Power of Attorney filed with the Securities and Exchange Commission.


September 21, 2000        By:   /s/  Renee M. Martin
                              ---------------------------------------------
                                     Renee M. Martin
                                     Senior Vice President and General Counsel

                                 EXHIBIT INDEX

                                                                            Sequentially
Exhibit Number     Description                                              Numbered Page
-------------      -----------                                              -------------
4.1                Amended and Restated Certificate of Incorporation              N/A
                   (incorporated by reference to Exhibit No. 3.3 to the
                   Company's Registration Statement on Form S-1
                   originally filed with the Commission on May 7,
                   1999 (Registration No. 333-77995) (the "S-1"))*

4.2                Amendment to the Certificate of Incorporation                  N/A
                   (incorporated by reference to Exhibit No. 3.1 to the
                   Company's Quarterly Report on Form 10-Q for the
                   period ending June 30, 2000, originally filed with
                   the Commission on August 14, 2000)

4.3                Amended and Restated By-Laws (incorporated by                  N/A
                   reference to Exhibit No. 3.5 to the S-1)*

4.4                Indenture with Harris Trust and Savings Bank,                  N/A
                   dated February 18, 1998 (incorporated by reference
                   to Exhibit No. 4.1 to the Company's Registration
                   Statement on Form S-4 originally filed with the
                   Commission on August 13, 1998 (Registration No.
                   333-49397) (the "S-4"))*

4.5                Initial Global 12.125% Senior Discount Note Due                N/A
                   February 15, 2008, dated February 18, 1998
                   (incorporated by reference to Exhibit No. 4.2 of the
                   S-4)*

4.6                Stock Purchase Agreement with Madison Dearborn                 N/A
                   Capital Partners, L.P., Frontenac VI, L.P., Battery
                   Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                   Joseph Beatty, and Robert C. Taylor Jr., dated
                   November 27, 1996 (incorporated by reference to
                   Exhibit No. 4.5 of the S-4)*

4.7                Amendment No. 1 to Stock Purchase Agreement                    N/A
                   with Madison Dearborn Capital Partners, L.P.,
                   Frontenac VI, L.P., Battery Ventures III, L.P., Brian
                   F. Addy, John R. Barnicle, Joseph Beatty, and
                   Robert C. Taylor Jr., dated January 23, 1998
                   (incorporated by reference to Exhibit No. 4.6 of the
                   S-4)*

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
-------------       -----------                                              -------------
4.8                 Amendment No. 2 to Stock Purchase Agreement                    N/A
                    with Madison Dearborn Capital Partners, L.P.,
                    Frontenac VI, L.P., Battery Ventures III, L.P., Brian
                    F. Addy, John R. Barnicle, Joseph Beatty, and
                    Robert C. Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.8 to the
                    Company's Quarterly Report on Form 10-Q for the
                    period ending September 30, 1998, originally filed
                    with the Commission on November 16, 1998 (the
                    "3rd Quarter 1998 10-Q"))*

4.9                 Vesting Agreement with Madison Dearborn Capital                N/A
                    Partners, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty and Robert C. Taylor, Jr., dated as of
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.1 of the 3rd Quarter 1998 10-Q)*

4.10                Vesting Agreement with Frontenac VI, L.P.,                     N/A
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of November 27,
                    1996 (incorporated by reference to Exhibit No. 4.2
                    of the 3rd Quarter 1998 10-Q)*

4.11                Vesting Agreement with Battery Ventures III, L.P.,             N/A
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of November 27,
                    1996 (incorporated by reference to Exhibit No. 4.3
                    of the 3rd Quarter 1998 10-Q)*

4.12                Amendment No. 1 to Vesting Agreement and                       N/A
                    Consent as of August 21, 1998, between the
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.4 of the
                    3rd Quarter 1998 10-Q)*

4.13                Amendment No. 1 to Vesting Agreement and                       N/A
                    Consent as of August 21, 1998, between the
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.5 of the
                    3rd Quarter 1998 10-Q)*

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
-------------       -----------                                              -------------
4.14                Amendment No. 1 to Vesting Agreement and                       N/A
                    Consent as of August 21, 1998, between the
                    Company and Madison Dearborn Capital Partners,
                    L.P., Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.6 of the
                    3rd Quarter 1998 10-Q)*

4.15                Form of Restricted Stock Agreement, dated                      N/A
                    September 30, 1998 between the Company and each
                    of Brian F. Addy, John R. Barnicle, Joseph Beatty,
                    and Robert C. Taylor, Jr. (incorporated by reference
                    to Exhibit No. 4.7 of the 3rd Quarter 1998 10-Q)*

4.16                Stockholders Agreement with Madison Dearborn                   N/A
                    Capital Partners, L.P., Frontenac VI, L.P., Battery
                    Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty, and Robert C. Taylor Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.11 of the S-4)*

4.17                Amendment No. 1 to Stockholders Agreement with                 N/A
                    Madison Dearborn Capital Partners, L.P., Frontenac
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of July 7, 1998 (incorporated by
                    reference to Exhibit No. 4.9 of the 3rd Quarter 1998
                    10-Q)*

4.18                Amendment No. 2 to Stockholders Agreement with                 N/A
                    Madison Dearborn Capital Partners, L.P., Frontenac
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.10 of
                    the 3rd Quarter 1998 10-Q)*

4.19                Amendment No. 3 to Stockholders Agreement with                 N/A
                    Madison Dearborn Capital Partners, L.P., Frontenac
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of February 16, 1999
                    (incorporated by reference to Exhibit No. 4.16 to the
                    Company's Annual Report on Form 10-K for year
                    ended December 31, 1998 originally filed with the
                    Commission on March 31, 1998 (the "1998 10-
                    K"))*

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
-------------       -----------                                              -------------
4.20                Executive Stock Agreement and Employment                       N/A
                    Agreement with Brian F. Addy, dated November
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.12 of the S-4)*

4.21                Executive Stock Agreement and Employment                       N/A
                    Agreement with John R. Barnicle, dated November
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.13 of the S-4)*

4.22                Executive Stock Agreement and Employment                       N/A
                    Agreement with Joseph A. Beatty, dated November
                    27, 1996 (incorporated by reference to Exhibit No.
                    4.14 of the S-4)*

4.23                Executive Stock Agreement and Employment                       N/A
                    Agreement with Robert C. Taylor, Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.15 of the S-4)*

4.24                Amendment No. 1 to Executive Employment                        N/A
                    Agreement and Consent with Brian F. Addy, dated
                    as of August 21, 1998 (incorporated by reference to
                    Exhibit No. 4.11 of the 3rd Quarter 1998 10-Q)*
4.25                Amendment No. 1 to Executive Employment                        N/A
                    Agreement and Consent with John R. Barnicle,
                    dated as of August 21, 1998 (incorporated by
                    reference to Exhibit No. 4.12 of the 3rd Quarter
                    1998 10-Q)*

4.26                Amendment No. 1 to Executive Employment                        N/A
                    Agreement and Consent with Joseph Beatty, dated
                    as of August 21, 1998 (incorporated by reference to
                    Exhibit No. 4.13 of the 3rd Quarter 1998 10-Q)*

4.27                Amendment No. 1 to Executive Employment                        N/A
                    Agreement and Consent with Robert C. Taylor,
                    dated as of August 21, 1998 (incorporated by
                    reference to Exhibit No. 4.14 of the 3rd Quarter
                    1998 10-Q)*

4.28                Registration Agreement with Madison Dearborn                   N/A
                    Capital Partners, L.P., Frontenac VI, L.P., Battery
                    Ventures III, L.P., Brian F. Addy, John R. Barnicle,
                    Joseph Beatty, and Robert C. Taylor Jr., dated
                    November 27, 1996 (incorporated by reference to
                    Exhibit No. 4.16 of the S-4)*

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
-------------       -----------                                              -------------
4.29                Amendment No. 1 to Registration Agreement with                 N/A
                    Madison Dearborn Capital Partners, L.P., Frontenac
                    VI, L.P., Battery Ventures III, L.P., Brian F. Addy,
                    John R. Barnicle, Joseph Beatty, and Robert C.
                    Taylor Jr., dated as of August 21, 1998
                    (incorporated by reference to Exhibit No. 4.15 of
                    the 3rd Quarter 1998 10-Q)*
4.30                Amendment No. 4 to Stockholders Agreement with                 N/A
                    Madison Dearborn Capital Partners, L.P.,
                    Frontenac VI, L.P., Battery Ventures III, L.P.,
                    Brian F. Addy, John R. Barnicle, Joseph Beatty and
                    Robert C. Taylor, Jr., dated as of May 21, 1999
                    (incorporated by reference to Exhibit No. 4.27 of
                    the S-1)*
4.31                Restricted Shares Agreement with Michael L. Mael,              N/A
                    effective as of January 31, 2000 (incorporated by
                    reference to Exhibit No. 4.1 to the Company's
                    Quarterly Report on Form 10-Q for the period
                    ending March 31, 2000, originally filed with the
                    Commission on May 12, 2000 (the "1st Quarter
                    2000 10-Q")
4.32                Executive Employment Agreement with Michael L.                 N/A
                    Mael, dated as of January 8, 2000 (incorporated by
                    reference to Exhibit No. 10.1 of the 1st Quarter
                    2000 10-Q)
4.33                Indenture with Harris Trust and Savings Bank,                  N/A
                    dated January 12, 2000 (incorporated by reference
                    to Exhibit No. 4.28 to the Company's Registration
                    Statement on Form S-4 originally filed with the
                    Commission on April 10, 2000 (Registration No.
                    333-34480) (the "2000 S-4"))
4.34                Form of 11 7/8% Senior Note due January 15, 2010               N/A
                    No. 1 (CUSIP No. 344155AD8) (incorporated by
                    reference to Exhibit No. 4.29 to the 2000 S-4)
4.35                Form of 11 7/8% Senior Note due January 15, 2010               N/A
                    No. 2 (CUSIP No. U3143AB4) (incorporated by
                    reference to Exhibit No. 4.30 to the 2000 S-4)

                                                                             Sequentially
Exhibit Number      Description                                              Numbered Page
-------------       -----------                                              -------------
4.36                Exchange and Registration Agreement with                       N/A
                    Salomon Smith Barney Inc., Donaldson, Lufkin &
                    Jenrette Securities Corporation, Morgan Stanley &
                    Co. Incorporated, TD Securities (USA) Inc. and
                    Banc of America Securities LLC, dated January 12,
                    2000 (incorporated by reference to Exhibit No. 4.31
                    to the 2000 S-4)

4.37                Form of Exchange Agent Agreement with Harris                   N/A
                    Trust and Savings Bank (incorporated by reference
                    to Exhibit No. 4.33 to the 2000 S-4)

4.38                Credit and Guaranty Agreement, dated as of August              N/A
                    25, 2000, among Focal Communications
                    Corporation, Focal Financial Services, Inc., Certain
                    Subsidiaries of Focal Communications Corporation,
                    Various Lenders, Goldman Sachs Credit Partners
                    L.P., Salomon Smith Barney Inc., Citibank, N.A.
                    and Bank of America, N.A. (incorporated by
                    reference to Exhibit No. 4.38 to the Company's
                    Registration Statement on Form S-8 originally filed
                    with the Commission on September 21, 2000
                    (Registration No. 333-46302))

4.39                Amended and Restated 1998 Equity and Performance Incentive     14
                    Plan

4.40                Form of Non-Qualified Stock Option Agreement for               N/A
                    use in connection with the 1998 Equity and
                    Performance Incentive Plan (incorporated by reference
                    to Exhibit No. 4.40 to the Company's Registration Statement
                    on Form S-8 originally filed with the Commission on
                    August 2, 1999 (Registration No. 333-84261)(the "S-8"))

5.1                 Opinion of Jones, Day, Reavis & Pogue                          26

23.1                Consent of Jones, Day, Reavis & Pogue (included                N/A
                    in Exhibit No. 5.1)

23.2                Consent of Independent Public Accountants

24.1                Power of Attorney (incorporated by reference                   N/A
                    to Exhibit 24.1 to the S-8)